Trade and other receivables	12 Months Ended
Jun. 30, 2024
Trade and other receivables
Trade and other receivables
22	Trade and other receivables

	2024	2023
for the year ended 30 June	Rm	Rm
Trade receivables	28 313	27 296
Other receivables (financial assets)	3 480	4 082
Related party receivables	349	289
third parties	29	23
equity accounted investments	320	266
Impairment of trade and other receivables*	(870)	(752)
	31 272	30 915
Other receivables (non-financial assets)	259	355
Duties recoverable from customers	214	—
Prepaid expenses and other	1 553	2 507
Value added tax	3 235	2 128
	36 533	35 905

*Impairment of trade and other receivables

Trade receivables are considered for impairment under the expected credit loss model. Trade receivables are written off when there is no reasonable prospect that the customer will pay. Refer to note 36.2 for detail on the impairments recognised.

No individual customer represents more than 10% of the Group’s trade receivables.

Collateral

The Group holds no collateral over the trade receivables which can be sold or pledged to a third party.

Accounting policies:

Trade and other receivables are recognised initially at transaction price and subsequently stated at amortised cost using the effective interest rate method, less impairment losses. A simplified expected credit loss model is applied for recognition and measurement of impairments in trade receivables, where expected lifetime credit losses are recognised from initial recognition, with changes in loss allowances recognised in profit and loss. The Group did not use a provisional matrix. Trade and other receivables are written off where there is no reasonable expectation of recovering amounts due. The trade receivables do not contain a significant financing component.